Other income (expense)	12 Months Ended
Dec. 31, 2018
Other Income Expense [Abstract]
Other income (expense)

20. Other income (expense)

	2018	2017

Foreign exchange gains (losses)	$26,205	$(23,168)
Gain on restructuring of JV Inkai(a)	48,570	-
Sale of exploration interests(b)	25,027	-
Contract restructuring	6,201	-
Write-off of long-term receivables	-	(5,926)
Other	2,157	(1,316)

Total	$108,160	$(30,410)

(a) Effective January 1, 2018, Cameco’s ownership interest in JV Inkai was reduced from 60% to 40% based on an implementation agreement with Kazatomprom. Cameco recognized a gain on the change in ownership interests of $48,570,000. Included in this gain is $5,450,000 which has been reclassified from the foreign currency translation reserve to net earnings.

(b) In the fourth quarter of 2018, Cameco sold its interest in the Wheeler River Joint Venture to Denison Mines Corp. in exchange for 24,615,000 common shares (note 10). Cameco recorded a gain of $17,231,000 on the transaction.